Exhibit 10.29
Form of Non-Dilutive Promissory Note

PROMISSORY NOTE

$______	_________, 200__

FOR VALUE RECEIVED, Marc Pharmaceuticals, Inc., having an address at 350 Bedford Street, Suite 203, Stamford, Connecticut 06901 (“Maker”), promise to pay to the order of _____ ___________ (“Payee”), in lawful money of the United States of America, the principal sum of ___________________ Dollars ($______), together with interest thereon accruing at an annual rate equal to __%, in the manner provided below. Interest shall be calculated on the basis of a year of 365 or 366 days, as applicable, and charged for the actual number of days elapsed.

1.    PAYMENTS

1.1    PRINCIPAL AND INTEREST

All principal of and accrued interest on this Note shall be paid in full on ____________, 200_.

1.2    MANNER OF PAYMENT

All payments of principal and interest on this Note shall be made by check at _______ ____________________________________ or at such other place in the United States of America as Payee shall designate to Maker in writing. If any payment of principal or interest on this Note is due on a day which is not a Business Day, such payment shall be due on the next succeeding Business Day. “Business Day” means any day other than a Saturday, Sunday or legal holiday in the State of New York.

1.3    PREPAYMENT

Maker may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment.

2.    DEFAULTS

2.1    EVENTS OF DEFAULT

The occurrence of any one or more of the following events with respect to Maker shall constitute an event of default hereunder (“Event of Default”):

(a)    If Maker shall fail to pay when due any payment of principal or interest on this Note.

(b)    If, pursuant to or within the meaning of the United States Bankruptcy Code or any other federal or state law relating to insolvency or relief of debtors (a “Bankruptcy Law”), Maker shall (i) commence a voluntary case or proceeding; (ii) consent to the entry of an order for relief against him in an involuntary case; (iii) consent to the appointment of a trustee, receiver, assignee, liquidator or similar official; (iv) make an assignment for the benefit of its creditors; or (v) admit in writing its inability to pay its debts as they become due.

(c)    If a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (i) is for relief against Maker in an involuntary case; (ii) appoints a trustee, receiver, assignee, liquidator or similar official for a Maker or substantially all of a Maker’s properties; or (iii) orders the liquidation of Maker, and in each case the order or decree is not dismissed within 90 days.

2.2    REMEDIES

Upon the occurrence of an Event of Default hereunder (unless all Events of Default have been cured or waived by Payee), Payee may, at its option, (i) by written notice to Maker, declare the entire unpaid principal balance of this Note, together with all accrued interest thereon, immediately due and payable, and (ii) exercise any and all rights and remedies available to it under applicable law, including, without limitation, the right to collect from Maker all sums due under this Note. Maker shall pay all reasonable costs and expenses incurred by or on behalf of Payee in connection with Payee’s exercise of any or all of its rights and remedies under this Note, including, without limitation, reasonable attorneys’ fees and expenses.

4.    MISCELLANEOUS

4.1   WAIVER

(a)    The rights and remedies of Payee under this Note shall be cumulative and not alternative. No waiver by Payee of any right or remedy under this Note shall be effective unless in writing signed by Payee. Neither the failure nor any delay in exercising any right, power or privilege under this Note will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Payee will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (a) no claim or right of Payee arising out of this Note can be discharged by Payee, in whole or in part, by a waiver or renunciation of the claim or right unless in a writing, signed by Payee; (b) no waiver that may be given by Payee will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on Maker will be deemed to be a waiver of any obligation of Maker or of the right of Payee to take further action without notice or demand as provided in this Note.

(b)    Maker acknowledges that this Note and Maker's obligations under this Note are, and shall at all times continue to be, absolute and unconditional in all respects, and shall at all times be valid and enforceable. To the extent permitted by applicable law, Maker hereby absolutely, unconditionally and irrevocably forever waives any and all right to assert any defense, set-off, offset, counterclaim, crossclaim or claim of any nature whatsoever with respect to this Note or Maker's obligations hereunder.

4.2    NOTICES

Any notice or communication to be given hereunder by any party, to the other party shall be in writing and shall be deemed to have been given when personally delivered, or one day after the date sent by recognized overnight courier or transmitted by facsimile, which transmission by facsimile has been confirmed, or three (3) days after the date sent by registered or certified mail, postage prepaid, as follows:

if to Maker, addressed to it at:

Marc Pharmaceuticals, Inc.
350 Bedford Street
Suite 203
Stamford, Connecticut 06901
Facsimile #: (203) 327-1585
Attn: Robert M. Cohen, President

with a copy to:

Tannenbaum Helpern Syracuse & Hirschtritt LLP
900 Third Avenue
New York, New York 10022
Attn: Ralph A. Siciliano, Esq.
Facsimile #: (212) 371-1084

if to Payee, addressed to:

____________________
____________________
____________________

Or persons or addresses as may be designated in writing by the party to receive such notice.

4.3    SEVERABILITY

If any provision in this Note is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Note will remain in full force and effect. Any provision of this Note held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

4.4    GOVERNING LAW

This Note will be governed by and enforced under the laws of the State of New York without regard to conflicts of laws principles.

4.5    ASSIGNMENT; PARTIES IN INTEREST

This Note shall bind Maker and its successors and assigns. This Note shall not be assigned or transferred by Maker, without the express prior written consent of Payee, and this Note will inure to the benefit of Payee and his heirs, estates, representatives, administrators, successors and assigns.

4.6    SECTION HEADINGS, CONSTRUCTION

(a)    The headings of Sections in this Note are provided for convenience only and will not affect its construction or interpretation. All references to “Section” or “Sections” refer to the corresponding Section or Sections of this Note unless otherwise specified.

(b)    All words used in this Note will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the words “hereof” and “hereunder” and similar references refer to this Note in its entirety and not to any specific section or subsection hereof.

4.7    INTEREST

If, at any time, the rate of interest under this Note shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted by the laws of any applicable jurisdiction or the rules or regulations of any appropriate regulatory authority or agency, then, during such time as such rate of interest would be deemed excessive, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal or, if all principal has been paid, that portion of each interest payment attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be promptly refunded to Maker.

4.8    WAIVER OF JURY TRIAL

MAKER AND PAYEE EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS NOTE, IT BEING AGREED THAT ALL SUCH TRIALS SHALL BE CONDUCTED SOLELY BY A JUDGE. MAKER AND PAYEE EACH CERTIFY THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF EITHER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE OTHER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. MAKER AND PAYEE EACH AGREE AND ACKNOWLEDGE THAT IT HAS BEEN REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE OR BEEN ADVISED THAT IT SHOULD BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE. IF MAKER OR PAYEE HAS DECIDED NOT TO BE REPRESENTED BY INDEPENDENT COUNSEL IN CONNECTION WITH THIS NOTE, IT IRREVOCABLY AND FOREVER WAIVES ANY AND ALL DEFENSES OR RIGHTS ARISING OUT OF OR RELATED TO SAID DECISION.

4.9    REVIEW OF PUBLC FILINGS AND RISK OF LOSING ENTIRE INVESTMENT

(a)    Payee has reviewed and understands Maker’s:

(i)

(ii)

(iii)

(iv)

(v)

(b)    Payee bears the economic risk of losing the entire Principal Amount of this Promissory Note.

IN WITNESS WHEREOF, Maker has executed and delivered this Note as of the date first stated above.

MARC PHARMACEUTICALS, INC.

By:___________________________
Name: Robert M. Cohen
Title: President

Acknowledged:

__________________
Payee